Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fresh Harvest Products, Inc. (the “Registrant”) on Form 10-Q for the quarter ended April 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Jordan Friedman, Principal Executive Officer and the Principal Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

FRESH HARVEST PRODUCTS, INC.
Dated: June 10, 2010	/s/ Michael Jordan Friedman
Michael Jordan Freidman Chief Executive Officer, President and Chairman (Principal Executive Officer) (Principal Financial/Accounting Officer)